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SECURITIES AND EXCHANGE COMISSION
WASHINGTON, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 6, 2001

LIFE FINANCIAL CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE (STATE OR OTHER JURISDICTION OF INCORPORATION)	0-22193 (COMMISSION FILE NO.)	33-0743196 (IRS EMPLOYER IDENTIFICATION NO.)

10540 MAGNOLIA AVENUE, SUITE B, RIVERSIDE, CA 92505
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

(909) 637-4000
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

ITEM 5. OTHER EVENTS

    On April 6, 2001, Nasdaq notified Life Financial Corporation (NASDAQ: LFCO) "the Company", that the Company did not demonstrate its ability to sustain compliance within the 90 day grace period referred to in their notification on January 5, 2001. On January 5, 2001, Nasdaq notified the Company that its common stock failed to maintain a minimum bid price of $1.00 over the previous 30 consecutive trading days as required by the Nasdaq National Market under the Marketplace Rules. Therefore, in accordance with the Marketplace Rules, the Company was provided 90 calendar days, or until April 5, 2001, to regain compliance with the Rules. Accordingly, the Company was notified that its securities will be delisted from the Nasdaq National Market at the opening of business on April 16, 2001.

    The Company intends to appeal Nasdaq's determination to the Nasdaq Listing Qualifications Panel. The appeal will stay the delisting of the Company's securities pending the Panel's decision.

ITEM 7. EXHIBITS

1	Nasdaq Notification regarding delisting the Company's securities at the opening of business on April 16, 2001.
2	Press release dated April 11, 2001

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIFE FINANCIAL CORPORATION
By:	/s/ STEVEN R. GARDNER Steven R. Gardner President and Chief Executive Officer April 12, 2001

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SIGNATURE